UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: February 13, 2006
(Date of earliest event reported)

HEALTH PARTNERSHIP INC.
(Exact name of registrant as specified in the charter)

COLORADO (State or other jurisdiction of incorporation)	000-28711 (Commission File No.)	84-1361341 (IRS Employer Identification No.)

3111 North Seminary, Suite 1N
Chicago, Illinois 60657
(Address of Principal Executive Offices)

(312) 640-2975
Registrant’s telephone number including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Report is to amend Health Partnership Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2006, relating to the signing and closing of that certain Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Capital Partners for Health & Fitness, Inc. (“Capital Partners”), Capital Partners Merger Sub, Inc., Capital Partners Acquisition Sub, Inc., Randall Rohm (“Rohm”) and Thomas Flynn. This Report includes as an exhibit the form of Merger Agreement. This Report also includes as an exhibit a revised form of Employment Agreement between Rohm and Capital Partners, which revised form includes only a nonmaterial change to the manner in which Rohm may earn a mandatory bonus. In addition, this Report includes as an exhibit the form of Purchase Note that the Company issued to Capital Partners’ shareholders upon the closing of the Merger Agreement, as well as corrected audited financial statements of Kapital Engine Investments, Inc. (the predecessor to Capital Partners) and unaudited pro forma information for Capital Partners and the Company. The corrections are to fix typographical errors. No material changes have been made.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

See Exhibit 99.1

(b)	Pro Forma Financial Information.

See Exhibit 99.2.

(c)	Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

2.1	Form of Agreement and Plan of Merger dated February 13, 2006, by and among Health Partnership Inc., Capital Partners Merger Sub, Inc., Capital Partners Acquisition Sub, Inc., Capital Partners for Health & Fitness, Inc., Randall Rohm and Thomas Flynn. (1)

3.1	Articles of Incorporation of Health Partnership Inc. (2)

3.2	Form of Bylaws of Health Partnership Inc. (2)

3.3	Form of Articles of Merger merging Capital Partners Merger Sub, Inc., a North Carolina corporation, with Capital Partners for Health & Fitness, Inc., a North Carolina corporation. (2)

3.4	Form of Articles of Merger merging Capital Partners for Health & Fitness, Inc., a North Carolina corporation, with Capital Partners Acquisition Sub, Inc., a North Carolina corporation. (2)

10.1	Form of Note Purchase Agreement used in connection with the issuance of the Company’s convertible debentures totaling $500,000. (2)

10.2	Form of Note Purchase Agreement used in connection with the $400,000, in the aggregate, bridge loan to Capital Partners. (2)

10.3	Form of Membership Agreement used by Capital Partners’ health club facilities. (2)

10.4	Master Loan Agreement dated November 16, 2004, between Kapital Engine Investments, Inc. and Duvera Billing Services, LLC. (2)

10.5	Form of Equipment Lease between Life Fitness, a division of Brunswick Corporation, and the Company. (2)

10.6	Form of Equipment Finance Lease Agreement between Central Carolina Bank and the Company. (2)

10.7	Form of Employment Agreement between Capital Partners and Randall Rohm. (1)

10.8	Form of Purchase Note. (1)

23.1	Consent of Pender Newkirk and Company. (2)

99.1	Audited financial statements for Kapital Engine Investments, Inc. for the fiscal years ended December 31, 2003 and 2004, and unaudited financial statements for the interim period ended September 30, 2005. (1)

99.2	Unaudited pro forma consolidated balance sheet as of September 30, 2005 of Kapital Engine Investments, Inc. and Health Partnership Inc. Unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2005 of Kapital Engine Investments, Inc. and Health Partnership Inc. Unaudited pro forma statements of operations for the year ended December 31, 2004 of Kapital Engine Investments, Inc. and Health Partnership Inc. (1)

___________________________________________________________________________

(1)	Filed herewith.
(2)	Incorporated by reference from the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2006.

(3)	SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH PARTNERSHIP INC.

Dated: February 23, 2006	By:	/s/ Douglas Stukel
Douglas Stukel, President